                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 25, 1998

                             SystemSoft Corporation
               --------------------------------------------------
               (Exact name of Registrant as specified in Charter)



           Delaware                       0-24418                 04-3121799
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


                One Innovation Drive, Natick, Massachusetts 01760
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (508) 651-0088
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                 Total Number of Sequentially Numbered Pages 10.
                        Exhibit Index Appears on Page 4.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 25, 1998, the Company and its wholly-owned subsidiary, SystemSoft Taiwan Corporation, entered into a letter of understanding with Great Wide Technologies Limited ("GWT"), a Taiwan-based corporation, regarding the Company's agreement to enter into an exclusive (even as to the Company), irrevocable, worldwide License Agreement with GWT for the Company's BIOS business. The Company and GWT are currently negotiating the aforesaid License Agreement, which will be effective as of September 1, 1998. Pursuant to said License Agreement, GWT will be obligated to pay the Company a 10% royalty on revenue from the BIOS business up to an aggregate amount of $2.0 million. GWT has agreed to prepay $674,000 of said royalties upon execution of the License Agreement. Once GWT has paid the Company $2.0 million in royalties, GWT will have a fully paid-up license and the Company has agreed to assign all of its right, title and interest in and to the BIOS products (as described in the License Agreement) and all related documentation, including copyrights, patents and trade secrets relating thereto. The Company has also agreed not to compete with GWT in the worldwide BIOS-related business (as defined in said License Agreement) for a period of ten years.

     The terms of the transaction and the consideration received by the Company were the result of arms'-length negotiations between the representatives of the Company and GWT. The terms of the transaction are more fully described in the License Agreement, a copy of which will be filed under cover of Form 8-K as soon as practicable. See also the press release dated August 27, 1998, a copy of which is attached as Exhibit 99.01 to this Current Report on Form 8-K.

ITEM 5. OTHER EVENTS.

     On August 26, 1998, the Company's Board of Directors elected Frank A. Sola, Chief Executive Officer, succeeding Robert F. Angelo who will remain as
Chairman of the Board. Mr. Sola was also elected as a director of the Company. Effective August 25, 1998, Deborah Besemer resigned as President, Chief Operating Officer and a Director of the Company. See also the press release dated August 27, 1998, a copy of which is attached as Exhibit 99.01 to this Current Report on Form 8-K.

     On August 27, 1998, the Company issued a press release regarding, among other things, second quarter results, a copy of which is attached as Exhibit
99.01 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

     (b) Pro Forma Financial Information. It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X at the time this report is filed. Such required pro forma financial information will be filed under cover of Form 8-K as soon as practicable but not later than November 8, 1998.

     (c) Exhibits.

Exhibit No.           Exhibit
-----------           -------

2.01* License Agreement dated as of September 1, 1998 by and between SystemSoft Corporation, SystemSoft Taiwan Corporation and Great Wide Technology Limited.*

99.01                 Press Release of the Company dated August 27, 1998.

*    To be filed by amendment to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SYSTEMSOFT CORPORATION

Dated:  September 9, 1998                      By: /s/ Paul J. Pedevillano
                                                   -----------------------
                                                   Paul J. Pedevillano,
                                                   Vice President, Finance and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description                                             Page No.
-----------     -----------                                             --------

2.01* License Agreement dated as of September 1, 1998 by and between SystemSoft Corporation, SystemSoft Taiwan
                Corporation and Great Wide Technology Limited.*

99.01           Press Release of the Company dated August 27, 1998.      __

* To be filed by amendment to this Current Report on Form 8-K.